Exhibit 99.2

Cascade Sciences, LLC
Unaudited Financial Statements
As of September 30, 2021

Cascade Sciences, LLC
Table of Contents

Cascade Sciences, LLC
Balance Sheets
(In thousands)

	September 30, 2021 (unaudited)	December 31, 2020
Assets
Current Assets
Cash and cash equivalents	$1,008	$2,459
Accounts receivable, net of allowance for doubtful accounts	849	401
Inventory	3,568	2,601
Prepaid expenses and other receivables	44	662
Total current assets	5,469	6,123
Property and Equipment, Net	85	104
Loan Receivable, Related Party	350	—
Capitalized Website Costs, Net	2	7
Operating Lease Right-of-Use Assets	531	706
Total assets	$6,437	$6,940
Liabilities and Members' Equity
Current Liabilities
Current portion of lease liabilities	$242	$231
Accounts payable, trade	866	377
Accounts payable, related parties	527	202
Accrued expenses and other current liabilities	364	124
Deferred revenue	834	879
Total current liabilities	2,833	1,813
Long-Term-Liabilities
Operating lease liabilities	300	483
Total liabilities	3,133	2,296
Members' Equity	3,304	4,644
Total liabilities and members' equity	$6,437	$6,940
See notes to financial statements

Cascade Sciences, LLC
Statements of (Loss) Income and Members’ Equity
(Unaudited and in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net Sales	$2,708	$4,406	$10,748	$11,182
Cost of Goods Sold	1,889	3,762	7,402	8,421
Gross profit	819	644	3,346	2,761
Operating Expenses
General and administrative expenses	1,480	935	3,145	2,604
Research and development	—	52	5	146
Total operating expenses	1,480	987	3,150	2,750
Operating (loss) income	(661)	(343)	196	11
Other Income (Expense), Net
Gain on debt extinguishment	533	—	533	—
Interest income (expense), net	—	1	1	8
Other income, net	533	1	534	8
Net (loss) income	$(128)	$(342)	$730	$19
Members’ equity, beginning of period	$3,432	$4,077	$4,644	$4,301
Distributions to members	—	(207)	(2,070)	(792)
Members’ equity, end of period	$3,304	$3,528	$3,304	$3,528
See notes to financial statements

Cascade Sciences, LLC
Statements of Cash Flows
(Unaudited and in thousands)

	For the Nine Months Ended September 30,
	2021	2020
Cash Flows From Operating Activities
Net income	$730	$19
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	24	14
Change in allowance for doubtful accounts	58	—
Gain on debt extinguishment	(533)	—
Changes in assets and liabilities:
Accounts receivable	(505)	276
Inventory	(967)	680
Prepaid expenses and other receivables	618	43
Accounts payable, trade	490	525
Accounts payable - related parties	325	(138)
Accrued expenses and other current liabilities	240	1
Deferred revenue	(45)	(329)
Lease liability (net)	3	6
Net cash flows from operating activities	438	1,097
Cash Flows From Investing Activities
Issuance of loan receivable	(350)	—
Cash Flows From Financing Activities
Proceeds from long-term debt	533	388
Distributions to stockholders	(2,072)	(792)
Net cash flows used in financing activities	(1,539)	(404)
Net change in cash and cash equivalents	(1,451)	693
Cash and Cash Equivalents, Beginning	2,459	1,441
Cash and Cash Equivalents, Ending	$1,008	$2,134
See notes to financial statements

Notes to the Financial Statements
1.Summary of Significant Accounting Policies
Basis of Accounting
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all the information and footnotes required by GAAP for complete financial statements. In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to state fairly the financial position, results of operations, and cash flows of the Company at the dates and for the periods indicated. Interim results are not necessarily indicative of results for the full fiscal year.
Nature of Operations
Cascade Sciences, LLC (the Company) is a distributor of vacuum ovens, distillation systems, reactor systems, and lab equipment primarily to customers operating in the cannabis oil extraction industry.
Cash and Cash Equivalents
The Company defines cash and cash equivalents as highly liquid, short-term investments with a maturity at the date of acquisition of three months or less. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company's policy is to limit credit exposure on financial instruments and place its cash with a financial institution deemed as being credit worthy. The Company has not experienced any losses on such accounts. Management believes that the Company is not exposed to any significant credit risk on cash.
Accounts Receivable, Net of Allowance for Doubtful Accounts
Accounts receivable are stated at the net invoice amounts. An allowance for doubtful accounts is established based on management's review of balances. Amounts determined uncollectable are charged against the allowance for doubtful accounts in the period the determination is made. Accounts receivable are shown net of an allowance for doubtful accounts of $25 as of September 30, 2021 and December 31, 2020.
Inventory
Inventory consists predominately of finished parts and components purchased directly from external vendors, and are valued at the lower of cost or net realizable value with cost being determined on a first-in, first-out basis (FIFO). As of September 30, 2021 and 2020, no reserve for excess or obsolete inventory was deemed necessary by management.
Property and Equipment, Net
Property and equipment are stated at cost. Depreciation is computed using the straight-line method for all assets. Major expenditures for property and equipment are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.
Estimated useful lives of the Company's property and equipment are as follows:

Years
Office and computer equipment	5
Vehicles	5

Impairment of Long-Lived Assets
The Company reviews long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.
Deferred Revenue
When a customer enters into a purchase agreement with the Company, the Company generally requires a deposit of 50 percent before the order is shipped. This deposit is recorded as deferred revenue within the Company's balance sheets until earned, which generally occurs upon the order being shipped.
Revenue from Contracts with Customers
Revenue Recognition Policies
The Company’s revenues are substantially generated through the sale of vacuum ovens, distillation systems, reactor systems and lab equipment. Revenue is recognized when the Company satisfies its performance obligation(s) under the contract by transferring control of the promised product to its customer with the transfer of control generally determined based on the shipping terms of the contract. A performance obligation is a promise in a contract to transfer a distinct product to a customer. In all cases, this transfer of control occurs at a point in time, upon shipment of the product.
The Company periodically incurs commissions associated with equipment contracts executed with certain customers. Typically contracts do not extend over a year, as such the Company has applied the practical expedient related to these costs.
Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring products. The nature of the Company's contracts generally do not give rise to any notable amounts of variable consideration.
A contract's transaction price is allocated to each distinct performance obligation within the contract. Substantially all of the Company's contracts have a single performance obligation.
Sales and other taxes collected from customers and remitted to governmental authorities are accounted for on a net (excluded from revenue) basis. The Company sells its products to customers throughout the United States. The nature, amount, timing or uncertainty of revenue and cash flows associated with those sales are not determined to be impacted by any cyclicality or seasonality factors.
Research and Development
Research and development costs include the costs to acquire raw materials, processing costs, skilled labor salaries, outsourcing costs, and other costs associated with the development and testing of prototype products and are expensed as incurred.
Advertising and Promotion
Advertising costs are charged to operations when incurred. The following table summarizes advertising costs for the indicated periods:

Three Months Ended September 30,		Nine Months Ended September 30,
2021	2020	2021	2020
$157	55	254	132

Shipping and Handling Costs
Shipping and handling costs charged to customers have been included in net sales. Shipping and handling costs incurred by the Company have been included in cost of goods sold.
Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Recently Issued Accounting Pronouncements
Effective January 1, 2020, the Company adopted FASB ASU 2016-02, Leases (Topic 842) which requires lessees to recognize most leases on the balance sheet that existed at or commenced after January 1, 2020. Adoption of this standard resulted in recognition of right-of-use (ROU) assets and lease liabilities. The Company elected the option under Topic 842 not to restate comparative periods in the transition and there was no impact to the Company's retained earnings as a result of the adoption. In addition, the Company elected the package of practical expedients permitted under the transition guidance within the new standard, which allowed it to carry forward the historical lease classification, costs, and components. Lastly, the Company accounts for short-term leases (i.e., lease term of 12 months or less) by making the short-term lease policy election and will not apply the recognition measurement requirements of ASC 842.
2.Property and Equipment
The major categories of property and equipment are summarized as follows for the periods ended:

	September 30, 2021	December 31, 2020
Office and computer equipment	$6	$6
Vehicles	123	123
Total property and equipment	129	129
Less accumulated depreciation	(44)	(25)
Net property and equipment	$85	$104
The following table summarizes depreciation expense for the:

Three Months Ended September 30,		Nine Months Ended September 30,
2021	2020	2021	2020
$6	$3	$19	$14
3.Accrued Expenses
Accrued expenses are as follows for the indicated periods:

	September 30, 2021	December 31, 2020
Accrued payroll and payroll taxes	$333	$42
Accrued sales and withholding taxes	31	53
Accrued vacation	—	29
Total accrued expenses	$364	$124

4.Line of Credit
The Company has a revolving line of credit agreement with a bank, which allows it to borrow up to $750. Borrowings bear interest at a rate defined as the higher of (1) the bank's prime rate plus 0.55 percent or (2) 4.00 percent (as of September 30, 2021 and 2020, the effective interest rate on outstanding borrowings was 4.00 percent). The revolving line of credit agreement expires on demand, and is collateralized by substantially all assets of the Company. As of September 30, 2021 and 2020, the Company had no borrowings outstanding under the line of credit.
5.Paycheck Protection Program Loan
On April 23, 2020, the Company received loan proceeds in the amount of $388 under the Paycheck Protection Program (PPP) which was established as part of the Coronavirus Aid, Relief and Economic Security (CARES) Act and is administered through the Small Business Administration (SBA). The PPP provides loans to qualifying businesses in amounts up to 2.5 times their average monthly payroll expenses and was designed to provide a direct financial incentive for qualifying businesses to keep their workforce employed during the Coronavirus crisis. PPP loans are uncollateralized and guaranteed by the SBA and are forgivable after a “covered period” (eight or twenty four weeks) as long as the borrower maintains its payroll levels and uses the loan proceeds for eligible expenses, including payroll, benefits, mortgage interest, rent, and utilities. The forgiveness amount will be reduced if the borrower terminates employees or reduces salaries and wages more than 25 percent during the covered period. Any unforgiven portion is payable over two years if issued at an interest rate of 1 percent with payments deferred until the SBA remits the borrower’s loan forgiveness amount to the lender. PPP loan terms provide for customary events of default, including payment defaults, breaches of representations and warranties, and insolvency events and may be accelerated upon the occurrence of one or more of these events of default. Additionally, PPP loan terms do not include prepayment penalties.
The Company met the PPP’s loan forgiveness requirements, and therefore, applied for and received notice of forgiveness on December 4, 2020. Accordingly, the Company recognized $388 in 'gain on debt extinguishment' within the Company's statement of income for the year ended December 31, 2020. The SBA reserves the right to audit any PPP loan, regardless of size. These audits may occur after forgiveness has been granted. In accordance with the CARES Act, all borrowers are required to maintain their PPP loan documentation for six years after the PPP loan was forgiven or repaid in full and to provide that documentation to the SBA upon request.
On January 25, 2021, the Company was granted a loan in the principal amount of $533 pursuant to the PPP under the CARES Act, which was enacted on March 27, 2020. The loan was evidenced by a promissory note, and bore interest at the rate of 1.00 percent per annum. After a six-month deferral period, the loan would be payable over 60 months and was scheduled to mature on July 25, 2026. Loan recipients may apply for and receive loan forgiveness for all or a portion of the loans based on meeting certain requirements related to payroll costs, employee retention, employee wage levels, rent, and utilities, as described in the CARES Act and other implementation guidance and forms issued by the U.S. Small Business Administration. During July 2021, the Company was granted full forgiveness on the loan, at which time, the Company recognized $533 in ‘gain on debt extinguishment’ within the Company’s statement of income.
6.Operating Leases
The Company has various operating lease agreements for facilities and vehicles through 2024. The leases do not include renewal options. The vehicle leases include a purchase option at the end of the lease with a guaranteed residual value that is likely not to be executed. Some leases include payment for common area maintenance associated with the property. The Company has elected the practical expedient not to separate lease and non-lease components for all four building leases.

The following is a summary by year of scheduled future minimum payments on noncancelable operating leases with initial or remaining lease terms in excess of one year as of September 30, 2021:

2021 (remaining 3 months)	$65
2022	258
2023	186
2024	58
Total undiscounted lease payments	$567
Less imputed interest	(25)
Less current portion of lease liabilities	(242)
Long term operating lease liabilities	$300
7.Subsequent Events
Management has evaluated the impact of all subsequent events occurring through December 10, 2021, the date the financial statements were available to be issued for events requiring recording or disclosure in the Company’s financial statements.
On September 29, 2021, Sinclair Scientific (the Company’s newly formed holding company), together with its wholly-owned subsidiaries of Precision Extraction and the Company, and the equity holders of Sinclair Scientific named therein (collectively, the Sinclair members) entered into a Plan Merger and Equity Purchase Agreement, as amended on October 1, 2021 (the purchase agreement) with Agrify Corporation (Agrify). Subject to the terms and conditions set forth in the purchase agreement, Sinclair Scientific transferred to Agrify, and Agrify purchased (the interest purchase) from Sinclair Scientific 100 percent of the equity interests of Cascade, such that immediately after the consummation of the interest purchase, Cascade became a wholly-owned subsidiary of Cascade, and Precision Extraction merged (the merger) with and into a newly-formed wholly-owned subsidiary of Agrify, Precision Extraction NewCo, LLC.
The aggregate consideration for the interest purchase and the merger consisted of: (a) the sum of $30,000, plus consideration payable to holders of outstanding Sinclair Scientific equity awards issued under the aforementioned plan, subject to certain adjustments for working capital, cash, and indebtedness, payable in connection with the interest purchase; (b) the number of shares of Agrify’s common stock, subject to adjustment, equal to the quotient of (i) $20,000 divided by (ii) the volume-weighted average price per share of the Agrify’s common stock on The Nasdaq Capital Market for the 30 consecutive trading days ending on the Execution Date (the VWAP Price), issuable in connection with the Merger; and (c) the True-Up Buyer Shares, if any (as defined below), issuable in connection with the merger.
The purchase agreement includes customary post-closing adjustments, representations and warranties and covenants of the parties. The members may become entitled to additional shares of Agrify’s common stock (the True-Up Buyer Shares) and cash (together with the True-Up Buyer Shares, the Aggregate True-Up Payment) based on the eligible net revenues (as defined in the purchase agreement) achieved by the Cascade and Precision businesses during the fiscal year ending December 31, 2021. However, in no event shall the aggregate purchase price paid by the Company pursuant to the terms of the Purchase Agreement, taking into account any Aggregate True-Up Payment in favor of the members, exceed $65 million.
Because the aforementioned transactions occurred subsequent to December 31, 2020, unless otherwise stated within the Notes to the Company’s financial statements, these transactions did not have any impact on the Company’s financial statements as of December 31, 2020. Both Sinclair and Agrify are currently in the process of valuing the fair value of acquired assets and liabilities assumed in relation to these transactions. It is therefore currently impractical to disclose a preliminary purchase price allocation in relation to these transactions.

Mass2Media, LLC dba PX2 Holdings, LLC and Affiliate
Unaudited Consolidated Financial Statements
As of September 30, 2021

Mass2Media, LLC dba PX2 Holdings, LLC and Affiliate
Table of Contents

Mass2Media, LLC dba PX2 Holdings, LLC and Affiliate
Balance Sheets
(In thousands)

	September 30, 2021 (unaudited)	December 31, 2020
Assets
Current Assets
Cash and cash equivalents	$280	$862
Accounts receivable, net of allowance for doubtful accounts	69	327
Inventory	4,378	3,570
Prepaid expenses and other receivables	1,808	2,380
Total current assets	6,535	7,139
Property and Equipment, Net	1,688	1,555
Operating Lease Right-of-Use Assets	316	316
Total assets	$8,539	$9,010
Liabilities and Members' Deficit
Current Liabilities
Current maturities of long-term debt	$73	$227
Current portion of lease liabilities	164	164
Accounts payable, trade	2,872	3,682
Accrued expenses and other current liabilities	271	491
Deferred revenue	5,419	7,501
Total current liabilities	8,799	12,065
Long-Term Liabilities
Loan payable, related party	350	—
Long-term debt, net of current maturities	1,646	957
Operating lease liabilities	154	154
Total liabilities	10,949	13,176
Members' Deficit	(2,410)	(4,166)
Total liabilities and members' deficit	$8,539	$9,010
See notes to consolidated financial statements
1

Mass2Media, LLC dba PX2 Holdings, LLC and Affiliate
Consolidated Statements of Net Income and Members’ Equity (Deficit)
(Unaudited and in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net Sales	$7,802	$4,713	$19,678	$19,086
Cost of Goods Sold	5,829	1,879	14,501	13,055
Gross profit	1,973	2,834	5,177	6,031
Operating Expenses
General and administrative expenses	1,691	1,368	4,690	5,557
Research and development	40	31	90	180
Total operating expenses	1,731	1,399	4,780	5,737
Operating income	242	1,435	397	294
Other Income (Expense), Net
Gain on debt extinguishment	1,598	—	1,598	—
Interest (expense), net	(146)	—	(239)	(16)
Other income (expense), net	1,452	—	1,359	(16)
Net income	$1,694	$1,435	$1,756	$278
Members’ equity (deficit), beginning of period	$(4,104)	$(154)	$(4,166)	$1,003
Contributions	—	—	—	—
Members’ equity (deficit), end of period	$(2,410)	$1,281	$(2,410)	$1,281
See notes to consolidated financial statements
2

Mass2Media, LLC dba PX2 Holdings, LLC and Affiliate
Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	For the Nine Months Ended September 30,
	2021	2020
Cash Flows From Operating Activities
Net income	$1,756	$278
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	197	—
Bad debt expense	66	—
Gain on debt extinguishment	(1,598)	—
Changes in assets and liabilities:
Accounts receivable	192	53
Inventory	(807)	2,892
Prepaid expenses and other receivables	571	(2,275)
Accounts payable, trade	(810)	(1,231)
Accrued expenses and other current liabilities	(219)	(253)
Deferred revenue	(2,082)	(1,101)
Lease liability (net)	—	1
Net cash flows from (used in) operating activities	(2,734)	(1,636)
Cash Flows From Investing Activities
Capital expenditures	(330)	(130)
Cash Flows From Financing Activities
Net borrowings on line of credit	(153)	(387)
Proceeds from related party note	350	—
Proceeds from long-term debt	2,285	959
Net cash flows used in financing activities	2,482	572
Net change in cash and cash equivalents	(582)	(1,194)
Cash and Cash Equivalents, Beginning	862	2,096
Cash and Cash Equivalents, Ending	$280	$902
See notes to consolidated financial statements
3

Notes to the Financial Statements
1.Summary of Significant Accounting Policies
Basis of Accounting
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all the information and footnotes required by GAAP for complete financial statements. In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to state fairly the financial position, results of operations, and cash flows of the Company at the dates and for the periods indicated. Interim results are not necessarily indicative of results for the full fiscal year.
Nature of Operations
Mass2Media, LLC dba PX2 Holdings, LLC (PX2 Holdings) operates in the cannabis oil extraction industry. PX2 Holdings specializes in manufacturing oil extraction equipment, assisting clients with lab planning and design, and performing installation and training services.
Precision International Export (PIE), is an Interest Charge Domestic International Sales Corporation (IC-DISC) used to promote the sale of PX2 Holdings' products outside the United States in exchange for a commission. PIE is a variable interest entity under common control with PX2 Holdings being the primary beneficiary as its sole purpose is to service the operations of PX2 Holdings. PX2 Holdings has the power to direct the activities of PIE that most significantly impact its economic performance and, as a result, PIE has been included in the consolidated financial statements as a consolidated variable interest entity.
Principles of Consolidation
The consolidated financial statements include the accounts of PX2 Holdings and PIE (collectively, the Company). All significant intercompany balances and transactions have been eliminated in the consolidation.
Cash and Cash Equivalents
The Company defines cash and cash equivalents as highly liquid, short-term investments with a maturity at the date of acquisition of three months or less. The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company's policy is to limit credit exposure on financial instruments and place its cash with a financial institution deemed as being credit worthy. The Company has not experienced any losses on such accounts. Management believes that the Company is not exposed to any significant credit risk on cash.
Accounts Receivable, Net of Allowance for Doubtful Accounts
Accounts receivable are stated at the net invoice amounts. An allowance for doubtful accounts is established based on management's review of balances. Amounts determined uncollectable are charged against the allowance for doubtful accounts in the period the determination is made. Accounts receivable are shown net of an allowance for doubtful accounts of $70 and $62 as of September 30, 2021 and December 31, 2020, respectively.
Inventory
Inventory consists predominately of finished parts and components purchased directly from external vendors, and are valued at the lower of cost or net realizable value with cost being determined on a first-in, first-out basis (FIFO). As of September 30, 2021 and December 31, 2020, no reserve for excess or obsolete inventory was deemed necessary by management.
Property and Equipment, Net
Property and equipment are stated at cost. Depreciation is computed using the straight-line method for all assets. Major expenditures for property and equipment are capitalized. Maintenance, repairs and minor renewals are
4

expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income.
Estimated useful lives of the Company's property and equipment are as follows:

Years
Leasehold improvements	3-15
Office and computer equipment	3-10
Warehouse equipment	10
Lab equipment	10
Vehicles	10
Leasehold improvements are being depreciated over the shorter of their estimated useful lives or the lease term.
Impairment of Long-Lived Assets
The Company reviews long-lived assets, including property and equipment, for impairment whenever events or changes in business circumstances indicate that the carrying amount of an asset may not be fully recoverable. An impairment loss would be recognized when the estimated future cash flows from the use of the asset are less than the carrying amount of that asset. To date, there have been no such losses.
Deferred Revenue
When a customer enters into a purchase agreement with the Company, the Company generally requires a deposit of 75 percent before it starts to source the component parts required for the production of its product. This deposit is recorded as deferred revenue within the Company's balance sheets until earned, which generally occurs upon the order being shipped.
Revenue from Contracts with Customers
The Company’s revenues are substantially generated through the sale of cannabis oil extraction industry equipment, and the related professional services such as installation of the equipment or training on use of equipment. Revenue is recognized when the Company satisfies its performance obligation(s) under the contract by transferring control of the promised product to its customer with the transfer of control generally determined based on the shipping terms of the contract. A performance obligation is a promise in a contract to transfer a distinct product to a customer. In all cases, this transfer of controls occurs at a point in time, upon shipment of the product.
Additionally, the Company generates revenues from providing services to customers over time, which include installation and training on equipment purchases. Revenue is recognized over time generally using the "as-invoiced" practical expedient.
The Company periodically incurs commissions associated with equipment contracts executed with certain customers. Typically contracts do not extend over a year, as such the the Company has applied the practical expedient related to these costs.
Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring products. The nature of the Company's contracts generally do not give rise to any notable amounts of variable consideration.
A contract's transaction price is allocated to each distinct performance obligation within the contract. Substantially all of the Company's contracts have a single performance obligation.
Sales and other taxes collected from customers and remitted to governmental authorities are accounted for on a net (excluded from revenue) basis. The Company sells its products to customers throughout the United States. The nature, amount, timing or uncertainty of revenue and cash flows associated with those sales are not determined to be impacted by any cyclicality or seasonality factors.
5

Research and Development
Research and development costs include the costs to acquire raw materials, processing costs, skilled labor salaries, outsourcing costs, and other costs associated with the development and testing of prototype products and are expensed as incurred.
Warranty
The Company generally offers warranties for manufacturing related claims. The Company estimates the costs that may be incurred under its basic limited warranty and records a liability in the amount of such estimated costs at the time revenue is recognized. The Company also records a liability for amounts anticipated based on the performance of an analysis of potential warranty incidents reported by customers.
Changes in the Company's warranty liability are as follows during the nine month period ended September 30, 2021 and the year ended December 31, 2020:

	September 30, 2021	December 31, 2020
Balances, beginning of the period	$243	$69
Warranty provision	213	592
Warranty claims paid	(406)	(418)
Balances, end of the period	$50	$243
Advertising and Promotion
Advertising costs are charged to operations when incurred. The following table summarizes advertising costs for the indicated periods:

Three Months Ended September 30,		Nine Months Ended September 30,
2021	2020	2021	2020
$137	$106	$574	$536
Shipping and Handling Costs
Shipping and handling costs charged to customers have been included in net sales. Shipping and handling costs incurred by the Company have been included in cost of goods sold.
Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Recently Issued Accounting Pronouncements
Effective January 1, 2020, the Company adopted FASB ASU 2016-02, Leases (Topic 842) which requires lessees to recognize most leases on the balance sheet that existed at or commenced after January 1, 2020. Adoption of this standard resulted in recognition of right-of-use (ROU) assets and lease liabilities. The Company elected the option under Topic 842 not to restate comparative periods in the transition and there was no impact to the Company's retained earnings as a result of the adoption. In addition, the Company elected the package of practical expedients permitted under the transition guidance within the new standard, which allowed it to carry forward the historical lease classification, costs, and components. Lastly, the Company accounts for short-term leases (i.e., lease term of 12 months or less) by making the short-term lease policy election and will not apply the recognition measurement requirements of ASC 842.
6

2.Property and Equipment
The major categories of property and equipment are summarized as follows for the periods ended:

	September 30, 2021	December 31, 2020
Leasehold improvements	$431	$422
Office and computer equipment	414	400
Warehouse equipment	143	38
Lab equipment	875	874
Vehicles	37	37
Construction in progress	462	268
Total property and equipment	2,362	2,039
Less accumulated depreciation	(675)	(484)
Net property and equipment	$1,688	$1,555
The following table summarizes depreciation expense for the:

Three Months Ended September 30,		Nine Months Ended September 30,
2021	2020	2021	2020
$7	$—	$197	$—
3.Accrued Expenses
Accrued expenses are as follows for the indicated periods:

	September 30, 2021	December 31, 2020
Accrued commissions	$33	$84
Accrued interest	35	4
Accrued payroll and payroll taxes	53	58
Accrued rent expense	4	4
Accrued sales and withholding taxes	5	3
Accrued warranty expense	50	243
Other accrued expenses	91	94
Total accrued expenses	$271	$491
4.Line of Credit
The Company is the guarantor to a line of credit arrangement made available to the Company through a member of the Company. The line of credit allows for maximum borrowings which are subject to a borrowing base formula and an overall financial review of the Company. Borrowings, which accrue interest at a rate of 2.25 percent, did not exceed $750 during both the years ended September 30, 2021 and December 31, 2020. Amounts owed under the line of credit arrangement are due within 90 days of draw. As of September 30, 2021 and December 31, 2020, the amount outstanding under the line of credit to which the Company remained liable for as a result of their guaranty was $72 and $225, respectively, and is included within current maturities of long-term debt within the Company's balance sheets.
5.Paycheck Protection Program Loan
On April 17, 2020, the Company received loan proceeds in the amount of $799 under the Paycheck Protection Program (PPP) which was established as part of the Coronavirus Aid, Relief and Economic Security (CARES) Act and is administered through the Small Business Administration (SBA). The PPP provides loans to qualifying businesses in amounts up to 2.5 times their average monthly payroll expenses and was designed to provide a direct
7

financial incentive for qualifying businesses to keep their workforce employed during the Coronavirus crisis. PPP loans are uncollateralized and guaranteed by the SBA and are forgivable after a “covered period” (eight or twenty-four weeks) as long as the borrower maintains its payroll levels and uses the loan proceeds for eligible expenses, including payroll, benefits, mortgage interest, rent, and utilities. The forgiveness amount will be reduced if the borrower terminates employees or reduces salaries and wages more than 25 percent during the covered period. Any unforgiven portion is payable over two years if issued at an interest rate of 1 percent with payments deferred until the SBA remits the borrower’s loan forgiveness amount to the lender. PPP loan terms provide for customary events of default, including payment defaults, breaches of representations and warranties, and insolvency events and may be accelerated upon the occurrence of one or more of these events of default. Additionally, PPP loan terms do not include prepayment penalties.
The Company met the PPP’s loan forgiveness requirements, and therefore, applied for forgiveness during January of 2021. When legal release is received, the Company will record the amount forgiven as forgiveness income within the other income section of its statement of operations. If any portion of the Company’s PPP loan is not forgiven, the Company will be required to repay that portion, plus interest, over 2 years in monthly installments with the repayment term beginning at the time that the SBA remits the amount forgiven to the Company’s lender.
The SBA reserves the right to audit any PPP loan, regardless of size. These audits may occur after forgiveness has been granted. In accordance with the CARES Act, all borrowers are required to maintain their PPP loan documentation for six years after the PPP loan was forgiven or repaid in full and to provide that documentation to the SBA upon request. During August 2021, the Company was granted full forgiveness on the loan, at which time, the Company recognized $799 in 'gain on debt extinguishment' within the Company's consolidated statement of net loss.
On January 17, 2021, the Company was granted a loan in the principal amount of $799 pursuant to the PPP under the CARES Act. The loan is evidenced by a promissory note, and bears interest at the rate of 1.00 percent per annum. After a ten-month deferral period, the loan is payable over the life of the loan which matures on January 17, 2026. Loan recipients may apply for and receive loan forgiveness for all or a portion of the loans based on meeting certain requirements related to payroll costs, employee retention, employee wage levels, rent, and utilities, as described in the CARES Act and other implementation guidance and forms issued by the U.S. Small Business Administration. During August 2021, the Company was granted full forgiveness on the loan, at which time, the Company recognized $799 in 'gain on debt extinguishment' within the Company's consolidated statement of net loss.
6.U.S. Small Business Administration (SBA) Loan Payable
On July 1, 2020, the Company received loan proceeds in the amount of $160 from the SBA for alleviation of economic injury caused by the Coronavirus pandemic. The loan is collateralized by substantially all assets of the Company, and matures on July 1, 2050. Monthly payments of approximately $1, including interest at a rate of 3.75 percent annually, are required commencing on July 1, 2021 through the maturity date.
7.Operating Leases
The Company conducts its operations from facilities leased under operating lease agreements through 2023. The facilities do not include renewal options.
8

The following is a summary by year of scheduled future minimum payments on non-cancelable operating leases with initial or remaining lease terms in excess of one year as of September 30, 2021:

2024 (remaining 3 months)	$173
2025	127
2025	31
Total undiscounted lease payments	331
Less imputed interest	(13)
Less current portion of operating lease liabilities	(164)
Total	$154
8.Subsequent Events
Management has evaluated the impact of all subsequent events occurring through December 10, 2021, the date the financial statements were available to be issued for events requiring recording or disclosure in the Company’s financial statements.
On September 29, 2021, Sinclair Scientific (the Company's newly formed holding company), together with its wholly-owned subsidiaries of the Company and Cascade, and the equity holders of Sinclair Scientific named therein (collectively, the Sinclair Members) entered into a Plan Merger and Equity Purchase Agreement, as amended on October 1, 2021 (the purchase agreement) with Agrify Corporation (Agrify). Subject to the terms and conditions set forth in the purchase agreement, Sinclair transferred to Agrify, and Agrify purchased (the interest purchase) from Sinclair 100 percent of the equity interests of Cascade, such that immediately after the consummation of the interest purchase, Cascade became a wholly-owned subsidiary of Agrify, and the Company merged (the merger) with and into a newly-formed wholly-owned subsidiary of Agrify, Precision Extraction NewCo, LLC.
The aggregate consideration for the interest purchase and the merger consisted of: (a) the sum of $30,000, plus consideration payable to holders of outstanding Sinclair Scientific equity awards issued under the aforementioned incentive plan, subject to certain adjustments for working capital, cash, and indebtedness, payable in connection with the interest purchase; (b) the number of shares of Agrify’s common stock, subject to adjustment, equal to the quotient of (i) $20,000 divided by (ii) the volume-weighted average price per share of the Agrify’s common stock on The Nasdaq Capital Market for the 30 consecutive trading days ending on the Execution Date (the VWAP Price), issuable in connection with the Merger; and (c) the True-Up Buyer Shares, if any (as defined below), issuable in connection with the merger.
The purchase agreement includes customary post-closing adjustments, representations and warranties and covenants of the parties. The Sinclair members may become entitled to additional shares of Agrify’s common stock (the True-Up Buyer Shares) and cash (together with the True-Up Buyer Shares, the Aggregate True-Up Payment) based on the eligible net revenues (as defined in the purchase agreement) achieved by the Cascade and Precision businesses during the fiscal year ending December 31, 2021. However, in no event shall the aggregate purchase price paid by the Company pursuant to the terms of the Purchase Agreement, taking into account any Aggregate True-Up Payment in favor of the members, exceed $65,000.
Because the aforementioned transactions occurred subsequent to December 31, 2020, unless otherwise stated within the Notes to the Company’s consolidated financial statements, these transactions did not have any impact on the Company’s consolidated financial statements as of December 31, 2020. Both Sinclair Scientific and Agrify are currently in the process of valuing the fair value of acquired assets and liabilities assumed in relation to these transactions. It is therefore currently impractical to disclose a preliminary purchase price allocation in relation to these transactions.
9